UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

REPUBLIC FIRST BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

George E. Norcross, III

Gregory B. Braca

Philip A. Norcross

Avery Conner Capital Trust

Susan D. Hudson, in her capacity as Trustee

Geoffrey B. Hudson, in his capacity as a Trustee

Rose M. Guida, in her capacity as a Trustee

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

On February 10, 2022, (i) George E. Norcross, III; (ii) Gregory B. Braca; (iii) Philip A. Norcross; (iv) Avery Conner Capital Trust, a trust organized under the laws of the State of Florida (the “Avery Conner Capital Trust”); (v) Susan D. Hudson, in her capacity as Trustee of the Avery Conner Capital Trust; (vi) Geoffrey B. Hudson, in his capacity as Trustee of the Avery Conner Capital Trust; and (vii) Rose M. Guida, in her capacity as Trustee of the Avery Conner Capital Trust (each a “Reporting Person” and, collectively, the “Reporting Persons”) filed Amendment No. 3 to the Schedule 13D filed with respect to Republic First Bancorp, Inc., a one-bank holding company organized and incorporated under the laws of the Commonwealth of Pennsylvania (the “Issuer”), a copy of which is attached hereto as Exhibit 1 and is incorporated herein by reference, announcing that the Reporting Persons intend to, independently and at their own cost, file appropriate proxy materials and engage in activities that may constitute solicitation under the Securities and Exchange Commission’s (“SEC”) proxy rules in opposition to the Issuer’s three Class III director nominees (which the Reporting Persons expect to be the current Class III directors (Vernon W. Hill, II, Barry L. Spevak and Theodore J. Flocco, Jr.), and in support of the candidates (Peter B. Bartholow, Pamela D. Bundy and Richard H. Sinkfield III) nominated by Driver Management Company, LLC for election as Class III directors at the Issuer’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”).

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

GEORGE E. NORCROSS, III, GREGORY B. BRACA, PHILIP A. NORCROSS, AVERY CONNER CAPITAL TRUST AND SUSAN D. HUDSON, GEOFFREY B. HUDSON, ROSE M. GUIDA AND PHILIP A. NORCROSS, EACH IN THEIR CAPACITIES AS CO-TRUSTEES THEREOF (COLLECTIVELY, THE “GROUP”), MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES WITH RESPECT TO THE 2022 ANNUAL MEETING. A DESCRIPTION OF THE PARTICIPANTS’ INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE SCHEDULE 13D, JOINTLY FILED BY THE GROUP ON JANUARY 31, 2022, AS AMENDED FROM TIME TO TIME. SHAREHOLDERS OF THE ISSUER ARE STRONGLY ADVISED TO READ ANY DEFINITIVE PROXY STATEMENTS AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

As of the date hereof, (i) George E. Norcross, III beneficially owns 674,572 shares of common stock of the Issuer, par value $0.01 per share (the “Common Stock”), (ii) the Avery Conner Capital Trust beneficially owns 4,219,627 shares of Common Stock, of which Philip A. Norcross, Susan D. Hudson, Geoffrey B. Hudson and Rose M. Guida may be deemed to share beneficial ownership as Trustees, (iii) in addition to the 4,219,627 shares of Common Stock held by the Avery Conner Capital Trust of which he may be deemed to share beneficial ownership as a Trustee, Philip A. Norcross beneficially owns 400,000 shares of Common Stock, and (iv) Gregory B. Braca beneficially owns 412,384 shares of Common Stock.

Exhibit 1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 13D/A

(Rule 13d-101)

Information to be Included in Statements Filed Pursuant

to § 240.13d-1(a) and Amendments Thereto Filed

Pursuant to § 240.13d-2(a)

Under the Securities Exchange Act of 1934

(Amendment No. 3)*

Republic First Bancorp, Inc.

(Name of Issuer)

Common Stock, par value $0.01 per share

(Title of Class of Securities)

760416107

(CUSIP Number)

George E. Norcross, III

350 Royal Palm Way, Suite 500

Palm Beach, Florida 33480

(561) 500-4600

With a Copy to:

H. Rodgin Cohen

Mitchell S. Eitel

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

212-558-4000

(Name, address and telephone number of person authorized to receive notices and communications)

February 9, 2022

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box  ☐.

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See § 240.13d-7 for other parties to whom copies are to be sent.

*

The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 760416107	SCHEDULE 13D	Page 2 of 12

1	Names of Reporting Persons George E. Norcross, III
2	Check the Appropriate Box If a Member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC Use Only
4	Source of Funds (See Instructions) PF
5	Check Box If Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned By Each Reporting Person With	7	Sole Voting Power 674,572
	8	Shared Voting Power 0
	9	Sole Dispositive Power 674,572
	10	Shared Dispositive Power 0

11	Aggregate Amount Beneficially Owned by Each Reporting Person 674,572(1)
12	Check Box If the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13	Percent of Class Represented By Amount in Row (11) 1.1%(2)
14	Type of Reporting Person (See Instructions) IN

(1)

The Reporting Person is reporting on this Schedule 13D as a member of a “group” with the other Reporting Persons. The group beneficially owns 5,706,583 shares of Common Stock owned by all of the Reporting Persons in the aggregate, representing approximately 9.6% of the outstanding shares of Common Stock. See Item 5.

(2)

For purposes of calculating beneficial ownership percentages in this statement on Schedule 13D, the total number of shares of Common Stock outstanding as of November 5, 2021 is 59,454,998, as reported by the Issuer in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 8, 2021.

CUSIP No. 760416107	SCHEDULE 13D	Page 3 of 12

1	Names of Reporting Persons Avery Conner Capital Trust
2	Check the Appropriate Box If a Member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC Use Only
4	Source of Funds (See Instructions) AF, WC
5	Check Box If Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Florida

Number of Shares Beneficially Owned By Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,219,627(3)
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,219,627(3)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,219,627(1)
12	Check Box If the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13	Percent of Class Represented By Amount in Row (11) 7.1%(2)
14	Type of Reporting Person (See Instructions) OO

(3)

4,219,627 shares of Common Stock held by the Avery Conner Capital Trust, of which Philip A. Norcross, Susan D. Hudson, Geoffrey B. Hudson and Rose M. Guida serve as Trustees and may be deemed to have shared beneficial ownership as Trustees.

CUSIP No. 760416107	SCHEDULE 13D	Page 4 of 12

1	Names of Reporting Persons Philip A. Norcross
2	Check the Appropriate Box If a Member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC Use Only
4	Source of Funds (See Instructions) PF, OO See Item 3
5	Check Box If Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned By Each Reporting Person With	7	Sole Voting Power 400,000
	8	Shared Voting Power 4,219,627(3)
	9	Sole Dispositive Power 400,000
	10	Shared Dispositive Power 4,219,627(3)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,619,627(1), (3)
12	Check Box If the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13	Percent of Class Represented By Amount in Row (11) 7.8%(2)
14	Type of Reporting Person (See Instructions) IN

CUSIP No. 760416107	SCHEDULE 13D	Page 5 of 12

1	Names of Reporting Persons Susan D. Hudson, in her capacity as a Trustee
2	Check the Appropriate Box If a Member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC Use Only
4	Source of Funds (See Instructions) OO See Item 3
5	Check Box If Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned By Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,219,627(3)
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,219,627(3)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,219,627(1), (3)
12	Check Box If the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13	Percent of Class Represented By Amount in Row (11) 7.1%(2)
14	Type of Reporting Person (See Instructions) IN

CUSIP No. 760416107	SCHEDULE 13D	Page 6 of 12

1	Names of Reporting Persons Geoffrey B. Hudson, in his capacity as a Trustee
2	Check the Appropriate Box If a Member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC Use Only
4	Source of Funds (See Instructions) OO See Item 3
5	Check Box If Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned By Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,219,627(3)
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,219,627(3)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,219,627(1), (3)
12	Check Box If the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13	Percent of Class Represented By Amount in Row (11) 7.1%(2)
14	Type of Reporting Person (See Instructions) IN

CUSIP No. 760416107	SCHEDULE 13D	Page 7 of 12

1	Names of Reporting Persons Rose M. Guida, in her capacity as a Trustee
2	Check the Appropriate Box If a Member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC Use Only
4	Source of Funds (See Instructions) OO See Item 3
5	Check Box If Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned By Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,219,627(3)
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,219,627(3)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,219,627(1), (3)
12	Check Box If the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13	Percent of Class Represented By Amount in Row (11) 7.1%(2)
14	Type of Reporting Person (See Instructions) IN

CUSIP No. 760416107	SCHEDULE 13D/A	Page 8 of 12

1	Names of Reporting Persons Gregory B. Braca
2	Check the Appropriate Box If a Member of a Group (See Instructions) (a) ☒ (b) ☐
3	SEC Use Only
4	Source of Funds (See Instructions) PF
5	Check Box If Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization United States of America

Number of Shares Beneficially Owned By Each Reporting Person With	7	Sole Voting Power 412,384
	8	Shared Voting Power 0
	9	Sole Dispositive Power 412,384
	10	Shared Dispositive Power 0

11	Aggregate Amount Beneficially Owned by Each Reporting Person 412,384(1)
12	Check Box If the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13	Percent of Class Represented By Amount in Row (11) 0.7%(2)
14	Type of Reporting Person (See Instructions) IN

CUSIP No. 760416107	SCHEDULE 13D/A	Page 9 of 12

This Amendment No. 3 (“Amendment No. 3”) amends the statement on Schedule 13D filed with the Securities and Exchange Commission on January 31, 2022, as amended prior to the date of this Amendment No. 3 (the “Original Schedule 13D”) as specifically set forth herein (as so amended, the “Schedule 13D”). Except as provided herein, each Item of the Original Schedule 13D remains unchanged.

Item 3.	Source and Amount of Funds or Other Consideration.

Item 3 of the Original Schedule 13D is hereby amended to add the following:

On February 8, 2022, as set forth in Schedule A, the Avery Conner Capital Trust acquired 270,854 shares of Common Stock through a broker on the open market for a total of approximately $1,323,102.14. The source of funds for such purchases was trust funds.

On February 8, 2022, as set forth in Schedule A, Philip A. Norcross acquired 77,000 shares of Common Stock through a broker on the open market for a total of approximately $376,764.46. The source of funds for such purchase was personal funds.

On February 8, 2022, as set forth in Schedule A, Gregory B. Braca acquired 150,000 shares of Common Stock through a broker on the open market for a total of approximately $734,327. The source of funds for such purchases was personal funds.

Item 4.	Purpose of the Transaction.

Item 4 of the Original Schedule 13D is hereby amended to delete the last paragraph thereof and add the following:

On February 9, 2022, the Group determined that it intends to, independently and at its own cost, file appropriate proxy materials and engage in activities that may constitute solicitation under the SEC’s proxy rules in opposition to the Issuer’s three Class III director nominees, which the Group expects to be the current Class III directors (Vernon W. Hill, II, Barry L. Spevak and Theodore J. Flocco, Jr.), and in support of the candidates (Peter B. Bartholow, Pamela D. Bundy and Richard H. Sinkfield III) nominated by Driver Management Company, LLC (“Driver”) for election as Class III directors at the Issuer’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”). The Group has not communicated with Driver or any of its representatives or any of the other participants in Driver’s proxy solicitation, and the Group is not and has no intention of acting in concert with Driver on the proxy solicitation process or otherwise.

GEORGE E. NORCROSS, III, GREGORY B. BRACA, PHILIP A. NORCROSS, AVERY CONNER CAPITAL TRUST AND SUSAN D. HUDSON, GEOFFREY B. HUDSON, ROSE M. GUIDA AND PHILIP A. NORCROSS, EACH IN THEIR CAPACITIES AS CO-TRUSTEES THEREOF, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES WITH RESPECT TO THE 2022 ANNUAL MEETING. A DESCRIPTION OF THE PARTICIPANTS’ INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THIS SCHEDULE 13D, AS AMENDED FROM TIME TO TIME. SHAREHOLDERS OF THE ISSUER ARE STRONGLY ADVISED TO READ ANY DEFINITIVE PROXY STATEMENTS AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

The Reporting Persons may engage in discussions with shareholders, management and the Board regarding a variety of matters relating to the Group’s intended solicitation in support of Driver’s nominees and the other matters described in this Schedule 13D, as well as industry analysts, research analysts, rating agencies, investment firms, and other consultants and advisors, but there can be no

CUSIP No. 760416107	SCHEDULE 13D/A	Page 10 of 12

assurances as to what further actions will be taken by the Reporting Persons and whether or when the Reporting Persons may develop any specific proposals to make to the Issuer and how such actions will be taken or proposals made. Each Reporting Person reserves the right to take actions, including those that relate to or could result in any of the matters set forth in clauses (a) through (j) of Item 4 of Schedule 13D, other than as described in this Item 4.

Item 5.	Interest in Securities of the Issuer.

Items 5(a) through 5(c) of the Original Schedule 13D are hereby amended and restated as follows:

(a) The Reporting Persons may be deemed to beneficially own 5,706,583 shares of Common Stock or approximately 9.6% of the outstanding shares of Common Stock, which percentage was calculated based upon the 59,454,998 shares of Common Stock outstanding as of November 5, 2021 as reported in the Issuer’s Form 10-Q for the quarter ended September 30, 2021. Specifically, each Reporting Person beneficially owns such number of shares of Common Stock and such percentage of the outstanding Common Stock as reflected on Items 11 and 13 of the applicable cover page to this Statement.

(b) Each Reporting Person has the sole or shared power to vote or direct the vote and sole or shared power to dispose or to direct the disposition the number of shares of Common Stock reflected on Items 7-10 of the applicable cover page to this Statement.

(c) Except as set forth on Schedule A attached hereto, none of the Reporting Persons has engaged in transactions in shares of Common Stock (or securities convertible into, exercisable for or exchangeable for Common Stock) since the filing of the Original Schedule 13D.

CUSIP No. 760416107	SCHEDULE 13D/A	Page 11 of 12

SIGNATURES

After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: February 10, 2022

George E. Norcross, III

By:	/s/ George E. Norcross, III

Avery Conner Capital Trust

By:	/s/ Philip A. Norcross
Name:	Philip A. Norcross
Title:	Trustee

Philip A. Norcross

By:	/s/ Philip A. Norcross

Susan D. Hudson

By:	/s/ Susan D. Hudson

Geoffrey B. Hudson

By:	/s/ Geoffrey B. Hudson

Rose M. Guida

By:	/s/ Rose M. Guida

Gregory B. Braca

By:	/s/ Gregory B. Braca

CUSIP No. 760416107	SCHEDULE 13D/A	Page 12 of 12

SCHEDULE A

Transactions in the Common Stock of the Issuer Since the Filing of the Original Schedule 13D

The following table sets forth all the transactions in the Common Stock of the Issuer effected since the filing of the Original Schedule 13D by the Reporting Persons. Except as otherwise noted, all such transactions were effected in the open market through brokers.

Philip A. Norcross

Trade Date	Shares Purchased (Sold)	Price Per Share ($)
2/8/2022(1)	120,854	4.885
2/8/2022(1)	150,000	4.885
2/8/2022	77,000	4.893

Avery Conner Capital Trust

Trade Date	Shares Purchased (Sold)	Price Per Share ($)
2/8/2022	120,854	4.885
2/8/2022	150,000	4.885

Susan D. Hudson

Trade Date	Shares Purchased (Sold)	Price Per Share ($)
2/8/2022(1)	120,854	4.885
2/8/2022(1)	150,000	4.885

Geoffrey B. Hudson

Trade Date	Shares Purchased (Sold)	Price Per Share ($)
2/8/2022(1)	120,854	4.885
2/8/2022(1)	150,000	4.885

Rose M. Guida

Trade Date	Shares Purchased (Sold)	Price Per Share ($)
2/8/2022(1)	120,854	4.885
2/8/2022(1)	150,000	4.885

Gregory B. Braca

Trade Date	Shares Purchased (Sold)	Price Per Share ($)
2/8/2022	73,000	4.885
2/8/2022	77,000	4.905

(1)	Indicates transaction of the Avery Conner Capital Trust (with respect to which the Trustees have the power to invest and dispose of trust property).